Dreyfus
Premier Municipal
Bond Fund


SEMIANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Municipal Bond Fund

 LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Municipal Bond Fund covers the period from May 1, 2001 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Samuel Weinstock, the fund's primary portfolio manager during the reporting period. On November 1, 2001 James Welch became the fund's primary portfolio manager.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund achieved a total return of 3.86% for Class A shares, 3.68% for Class B shares and 3.55% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 5.80% for the same period.(2) The fund's peer group, the Lipper General Municipal Debt Funds category, achieved an average total return of 5.66% for the same period.(2)

The fund benefited from generally favorable conditions for municipal bonds during the reporting period, including declining interest rates and robust demand for tax-exempt securities from individual investors. The fund's total return was lower than those of its benchmark and peer group average, primarily because of the fund' s focus on seeking a high level of tax-exempt income

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To achieve this goal, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bond's early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's and municipal bond market' s performance was driven by the U.S. economic slowdown, declining interest rates and surging demand for high quality, tax-exempt investments during the reporting period. The U.S. economy continued to weaken during the reporting period as businesses reduced capital spending and increased layoffs. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates five times during the reporting period for a total reduction of 2.00 percentage points. The Fed's attempts to achieve a "soft landing" might have been successful had it not been for the September 11 terrorist attacks, which may have pushed the economy into recession. As economic growth and interest rates declined, so did municipal bond yields.

Because yields and prices move in opposite directions, these factors resulted in capital appreciation for most high quality municipal bonds. Municipal bond prices were also supported by high levels of demand from individual investors seeking investment alternatives to a declining stock market. In addition, yield differences between short- and long-term bonds widened during the six-month period, resulting in relatively high levels of capital appreciation among the fund's holdings of intermediate-term bonds.

In this environment, we continued to focus on achieving as high a level of tax-exempt income as was practical in a declining interest-rate environment.
When the period began, the fund' s income-oriented investments included tax-exempt bonds issued by airlines and other corporations for project finance purposes. However, as the period progressed, our focus on income was tempered by concerns about the potential effects of a weakening economy on corporate issuers. Accordingly, we attempted to improve the fund' s level of diversification throughout the reporting period by investing in high quality securities, including insured bonds, from other types of issuers.(3) This move toward greater diversification helped the fund preserve more of its value when airline and corporate bonds were hard-hit in the wake of the September 11 attacks.


What is the fund's current strategy?

We have continued to move the fund in the direction of greater diversification. In addition to complementing the fund' s income-oriented holdings with high quality bonds, we have generally avoided non-rated debt and other types of securities that may be relatively difficult to buy and sell quickly and easily if the economic downturn persists. While this shift toward higher quality may have caused us to sacrifice some current income in the near term, we believe that it is the most prudent way to achieve the fund's income-oriented investment objectives over the long term.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.0%

University of Alabama, HR:

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,207,750

   5.75%, 11/15/2029 (Insured; MBIA)                                                          5,000,000                5,444,700

ALASKA--.6%

Northern Tobacco Securitization Corp.,
  Alaska Tobacco Settlement Revenue

   5.50%, 6/1/2029                                                                            2,500,000                2,508,175

CALIFORNIA--4.1%

California 5.625%, 5/1/2018                                                                   5,550,000                5,968,359

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,296,100

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   6%, 1/1/2034                                                                               5,000,000                5,752,750

COLORADO--9.8%

Arapahoe County Capital Improvement Trust Fund,

  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,246,033

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           3,168,960

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,935,450

Denver City and County, Airport Revenue:

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,407,150

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,386,881

   7.50%, 11/15/2023                                                                          9,715,000               10,981,059

Northwest Parkway Public Highway Authority, Revenue:

   Zero Coupon, 6/15/2027 (Insured; AMBAC)                                                    6,125,000                1,352,033

   7.125%, 6/15/2041 (Insured; AMBAC)                                                         2,500,000                2,571,375

CONNECTICUT--7.5%

Connecticut:

   5.75%, 6/15/2011                                                                             100,000                  114,099

   6.496%, 6/15/2011                                                                          4,000,000  (b,c)         5,127,960

   5.50%, 12/15/2015                                                                            100,000                  112,655

   6.496%, 12/15/2015                                                                         3,700,000  (b,c)         4,636,470

   Airport Revenue ( Bradley International Airport)

      5.125%, 10/1/2013 (Insured; FGIC)                                                       3,000,000                2,999,880

Connecticut Development Authority, PCR

  (Connecticut Light & Power)

   5.85%, 9/1/2028                                                                            7,700,000                7,880,488

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           2,495,000                2,577,560


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000  (c)           7,810,080

DISTRICT OF COLUMBIA--1.3%

District of Columbia Tobacco Settlement Financing Corporation

   6.75%, 5/15/2040                                                                           5,000,000                5,529,950

DELAWARE--.9%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,917,285

FLORIDA--1.8%

Highlands County Health Facilities Authority, Revenue

   (Adventist/Sunbelt) 6%, 11/15/2031                                                         2,500,000                2,575,825

Miami-Dade County, Water & Sewer Revenue

   5%, 10/1/2029                                                                              3,000,000                3,005,700

Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028                                      2,900,000                2,149,596

GEORGIA--1.3%

Georgia 5.25%, 7/1/2017                                                                       5,000,000                5,246,200

ILLINOIS--2.4%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project) 6.50%, 12/1/2007                                              2,000,000                2,085,440

Chicago O'Hare International Airport, Special Facility Revenue

  (United Airlines Project)

   5.20%, 4/1/2011                                                                            5,500,000                3,667,235

East Chicago, PCR

   (Inland Steel Co. Project) 7.125%, 6/1/2007                                                3,000,000                1,472,430

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           142,000                  143,072

      8.25%, 8/1/2012                                                                         2,635,000                2,701,771

INDIANA--1.2%

Indiana Development Finance Authority

  Exempt Facilities Revenue (Inland Steel)

   5.75%, 10/1/2011                                                                          11,500,000                5,185,235

KANSAS--1.3%

Wichita, HR (Christi Health System, Inc.):

   6.25%, 11/15/2019                                                                          2,000,000                2,185,200

   6.25%, 11/15/2020                                                                          3,000,000                3,265,470

KENTUCKY--.1%

Perry County, SWDR (TJ International Project)

   6.55%, 4/15/2027                                                                             250,000                  262,753

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--1.0%

Louisiana Housing Finance Agency, MFHR

   (LaBelle Projects) 9.75%, 10/1/2020                                                        3,980,000                4,330,797

MARYLAND--.5%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects) 6.45%, 12/1/2016                                             2,100,000                2,237,592

MASSACHUSETTS--4.6%

Massachusetts Industrial Finance Agency:

  Health Care Facility Revenue

    (Metro Health Foundation, Inc. Project)

         6.75%, 12/1/2027                                                                     8,000,000                7,445,600

         Water Treatment Revenue (American Hingham)

         6.95%, 12/1/2035                                                                     2,640,000                2,759,249

Route 3 North Transportation Improvement Association, LR:

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,268,740

   5.25%, 6/15/2024 (Insured; MBIA)                                                           5,565,000                5,678,749

MICHIGAN--.9%

Michigan Hospital Finance Authority, HR:

   7.50%, 11/15/2007                                                                          3,225,000                3,554,853

   (Ascension Health Credit)

      5.375%, 11/15/2033                                                                         50,000                   52,557

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, PCR

   (System Energy Resources, Inc.) 5.90%, 5/1/2022                                            3,000,000                2,982,360

MISSOURI--.6%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 2,500,000                2,650,650

NEW JERSEY--7.2%

New Jersey Economic Development Authority, Revenue:

   6.847%, Series A, 6/15/2016                                                                2,495,000  (b,c)         2,838,711

   6.847%, Series B, 6/15/2016                                                                2,495,000  (b,c)         2,798,417

   6.25%, 9/15/2019                                                                           5,750,000                4,453,375

   (School Facilities- Construction 2001):

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,689

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,608

New Jersey Turnpile Authority, Turnpike Revenue:

   6.847%, 1/1/2011                                                                           6,350,000  (b,c)         8,393,494

   6%, 1/1/2011 (Insured; MBIA)                                                                  75,000                   87,068

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                5,156,981

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                6,307,500


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--.4%

Farmington, PCR

   (Public Service Co. - San Juan Project) 6.375%, 4/1/2022                                   1,800,000                1,852,830

NEW YORK--8.4%

New York City Industrial Development Agency

  IDR, (Laguardia Associates LP Project)

   5.80%, 11/1/2013                                                                           4,710,000                4,371,539

New York City Municipal Water Finance Authority

  Water & Sewer Systems Revenue:

      6.50%, 6/15/2031                                                                        2,000,000                2,457,140

      6%, 6/15/2033                                                                           3,085,000                3,668,620

      6%, 6/15/2033                                                                           1,915,000                2,236,797

New York State Dormitory Authority, Revenues

  (New York University):

      5.75%, 7/1/2016 (Insured; MBIA)                                                         2,300,000                2,628,762

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                4,083,275

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 9/1/2019 (Prerefunded 6/15/2002)                                                 1,115,000  (a)           1,170,616

      7.15%, 6/1/2020                                                                         2,980,000                3,102,001

      7.15%, 12/1/2020                                                                        1,320,000                1,374,041

Port Authority of New York and New Jersey:

   5.35%, 9/15/2014 (Insured; FGIC)                                                           1,655,000                1,739,769

   5%, 7/15/2028                                                                              5,000,000                4,847,000

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project) 6.10%, 7/1/2018                                             4,000,000                3,492,320

NORTH CAROLINA--1.0%

North Carolina Eastern Municipal Power Agency

   Power System Revenue 7%, 1/1/2013                                                          3,500,000                4,131,680

OHIO--2.3%

Cleveland, Airport System Revenue

   5%, 1/1/2031 (Insured; FSA)                                                                4,000,000                3,954,320

Ohio Water Development Authority, Pollution Control Facilites

   Revenue (Cleveland Electric) 6.10%, 8/1/2020                                               5,500,000                5,632,220

OKLAHOMA--3.1%

Holdenville Industrial Authority, Correctional Facility Revenue:

   6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                     2,045,000  (a)           2,370,135

   6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                     4,625,000  (a)           5,380,216

Tulsa Municipal Airport Trust Revenue

   (American Airlines) 5.65%, 12/1/2035                                                       6,100,000                5,481,887

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--1.5%

Montgomery County Higher Education and Health Authority

  First Mortgage Revenue (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,310,000                3,399,105

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue (Amtrak)

   6.50%, 11/1/2016                                                                             650,000                  692,250

Pennsylvania Intergovernmental Cooperative Authority

  Special Tax Revenue (Philadelphia Funding Program)

   6.80%, 6/15/2022 (Prerefunded 6/15/2002)                                                   2,000,000  (a)           2,059,200

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation

   6.65%, 6/1/2016                                                                            3,000,000                3,223,380

SOUTH CAROLINA--1.8%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               7,000,000                7,481,880

TENNESSEE--2.6%

Memphis Center Revenue Finance Corporation, Sports Facility

   Revenue (Memphis Redbirds) 6.50%, 9/1/2028                                                 8,000,000                7,949,840

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            2,950,000                2,968,497

TEXAS--8.8%

Alliance Airport Authority, Special Facilities Revenue:

   6.847%, 4/1/2021                                                                           2,500,000  (b,c)         2,508,750

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                              40,000                   40,154

Brazo River Authority, PCR

   (Utilities Electric Co.) 5.55%, 6/1/2030 (Insured; MBIA)                                   3,175,000                3,426,016

Dallas-Fort Worth International Airport Facility Improvement

  Corporation, Revenue:

      5.95%, 11/1/2003                                                                        5,050,000                4,927,992

      (American Airlines, Inc.)

         6.375%, 5/1/2035                                                                     5,900,000                4,953,345

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal - Valero Energy Corp.) 5.60%, 4/1/2032                                     6,000,000                5,634,120

Harris County Health Facilities Development Corporation

  Revenue (St. Luke's Episcopal Hospital)

   5.375%, 2/15/2026                                                                          2,000,000                1,997,140

Houston:

  Airport System Improvement Revenue

    (Special Facilities - Continental Airline Terminal)

      6.75%, 7/1/2029 (Insured; MBIA)                                                         5,000,000                3,830,150


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston (continued):

  Water & Sewer Systems Revenue

      5.25%, 12/1/2030 (Insuere; MBIA)                                                        5,000,000                5,070,100

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Center)

   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   1,800,000  (a)           1,934,496

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,680,509

UTAH--2.8%

Carbon County, SWDR:

   (East Carbon Development Corp.) 9%, 7/1/2012                                               3,500,000                3,546,270

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               7,175,000                7,483,597

   (Sunnyside Cogeneration--B) Zero Coupon, 8/15/2024                                         2,320,000                  602,574

VIRGINIA--2.5%

Chesapeak Bay Bridge & Tunnel Commission, District Revenue

   5.50%, 7/1/2025 (Insured; MBIA)                                                            2,000,000                2,195,100

Virginia Housing Development Authority,

  Commonwealth Mortgage

   5.80%, 1/1/2018                                                                            6,180,000                6,517,552

West Point Industrial Development Authority, SWDR

  (Chesapeake Corp.)

   6.375%, 3/1/2019                                                                           2,000,000                1,840,620

WEST VIRGINIA--1.7%

Upshur County, SWDR (TJ International Project)

   7%, 7/15/2025                                                                              3,500,000                3,712,520

West Virginia Hospital Finance Authority, HR

   (Charleston Area Medical Center) 6%, 9/1/2012                                              3,030,000                3,303,245

U.S. RELATED--7.6%

Puerto Rico Commonwealth:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,625,770

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,586,960

   Public Improvement:

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,696,420

      6.50%, 7/1/2014 (Insured; MBIA)                                                         5,000,000                6,167,700

      Zero Coupon, 7/1/2015 (Insured; MBIA)                                                   2,400,000                1,308,504

      5.25%, 7/1/2020 (Insured; FSA)                                                          5,000,000                5,394,100

Puerto Rico Telephone Authority, Revenue

  6.639%, 1/25/2007 (Insured; MBIA, Prerefunded

   1/1/2003)                                                                                  3,950,000  (a,b)         4,335,121

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $388,372,811)                                                                                               398,965,264

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.5%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA--.7%

Princeton, PCR, VRDN  (PSI Energy)

   1.95% (LOC: Morgan Guaranty Trust Co.)                                                     3,000,000  (d)           3,000,000

TENNESSEE--1.4%

Blount County Public Building Authority, VRDN

  Local Government Public Improvement

   2.05% (Insured: AMBAC)                                                                     3,000,000  (d)           3,000,000

Metropolitan Nashville Airport Authority, Special Facility Revenue

   (American Airlines) 2% (LOC: Bayerische Landesbank)                                        2,880,000  (d)           2,880,000

WISCONSIN--.4%

La Crosse, PCR, VRDN

   (Dairyland Power Cooperative) 1.95%                                                        1,600,000  (d)           1,600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $10,480,000)                                                                                                 10,480,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $398,852,811)                                                             97.6%              409,445,264

CASH AND RECEIVABLES (NET)                                                                         2.4%               10,072,326

NET ASSETS                                                                                       100.0%              419,517,590


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal
                             Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.8

AA                               Aa                              AA                                                9.8

A                                A                               A                                                 8.7

BBB                              Baa                             BBB                                              13.0

BB                               Ba                              BB                                                7.8

B                                B                               B                                                 1.6

F-1+,F-1                         MIG1,VMIG1,P1                   SP1,A1                                            2.6

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                     13.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $34,113,882 OR 8.1% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT OCTOBER 31, 2001, THE FUND HAD $115,646,528 (27.6% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM TRANSPORTATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                            Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           398,852,811  409,445,264

Cash                                                                 1,655,122

Interest receivable                                                  7,634,965

Receivable for shares of Beneficial Interest subscribed              1,247,681

Prepaid expenses                                                        31,549

                                                                   420,014,581
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          323,020

Payable for shares of Beneficial Interest redeemed                      56,050

Accrued expenses                                                       117,921

                                                                       496,991
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     419,517,590
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    434,389,067

Accumulated undistributed investment income--net                        50,688

Accumulated net realized gain (loss) on investments                (25,514,618)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           10,592,453
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     419,517,590

NET ASSET VALUE PER SHARE


                                                                              Class A             Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            364,146,496           50,271,693       5,099,401

Shares Outstanding                                                         27,371,118            3,777,530         382,667
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.30                13.31           13.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,577,447

EXPENSES:

Management fee--Note 3(a)                                            1,143,814

Shareholder servicing costs--Note 3(c)                                 663,578

Distribution fees--Note 3(b)                                           138,376

Professional fees                                                       24,118

Custodian fees                                                          23,072

Registration fees                                                       20,420

Prospectus and shareholders' reports                                     9,870

Trustees' fees and expenses--Note 3(d)                                   7,240

Loan commitment fees--Note 2                                             1,547

Miscellaneous                                                           12,158

TOTAL EXPENSES                                                       2,044,193

INVESTMENT INCOME--NET                                              10,533,254
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                664,655

Net unrealized appreciation (depreciation) on investments            4,596,231

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,260,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,794,140

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                              (Unaudited)      April 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,533,254          20,496,123

Net realized gain (loss) on investments           664,655          (8,801,010)

Net unrealized appreciation (depreciation)
   on investments                               4,596,231          21,015,558

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,794,140          32,710,671
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (9,284,342)         (18,074,829)

Class B shares                                (1,126,593)          (2,231,704)

Class C shares                                   (94,406)            (189,590)

TOTAL DIVIDENDS                              (10,505,341)         (20,496,123)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                140,458,829         132,537,116

Class B shares                                  8,439,766           9,420,935

Class C shares                                  2,074,874           3,915,107

Dividends reinvested:

Class A shares                                  5,132,770          10,154,427

Class B shares                                    565,455           1,117,924

Class C shares                                     47,660              89,797

Cost of shares redeemed:

Class A shares                              (135,443,830)        (165,565,861)

Class B shares                                (6,339,877)         (17,914,938)

Class C shares                                (1,112,085)          (4,533,558)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           13,823,562          (30,779,051)

TOTAL INCREASE (DECREASE) IN NET ASSETS       19,112,361          (18,564,503)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           400,405,229          418,969,732

END OF PERIOD                                 419,517,590          400,405,229

Undistributed investment income--net               50,688                   --



                                         Six Months Ended
                                         October 31, 2001          Year Ended
                                             (Unaudited)       April 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    10,578,808          10,163,785

Shares issued for dividends reinvested            385,454             780,581

Shares redeemed                               (10,179,814)        (12,706,866)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     784,448          (1,762,500)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       633,781             721,846

Shares issued for dividends reinvested             42,441              85,972

Shares redeemed                                  (476,471)         (1,382,746)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     199,751            (574,928)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       155,701             302,995

Shares issued for dividends reinvested              3,572               6,898

Shares redeemed                                   (83,165)           (349,622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      76,108             (39,729)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 463,169 CLASS B SHARES REPRESENTING $6,172,049 WERE AUTOMATICALLY CONVERTED TO 463,259 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 493,694 CLASS B SHARES REPRESENTING $6,398,705 WERE AUTOMATICALLY CONVERTED TO 493,976 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                        October 31, 2001(a)                                 Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.14         12.75         14.33         14.69          14.11         13.85

Investment Operations:

Investment income--net                                 .35           .66           .70           .72            .79           .82

Net realized and unrealized
   gain (loss) on investments                          .15           .39         (1.42)         (.15)           .66           .27

Total from Investment Operations                       .50          1.05          (.72)          .57           1.45          1.09

Distributions:

Dividends from investment
   income--net                                        (.34)         (.66)         (.70)         (.72)          (.79)         (.82)

Dividends from net realized gain
   on investments                                       --            --          (.16)         (.21)          (.08)         (.01)

Total Distributions                                   (.34)         (.66)         (.86)         (.93)          (.87)         (.83)

Net asset value, end of period                       13.30         13.14         12.75         14.33          14.69         14.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   3.86(c)       8.42         (5.01)         3.96          10.52          8.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .92(d)        .98           .93           .91            .91           .91

Ratio of net investment income
   to average net assets                              5.13(d)       5.09          5.28          4.96           5.42          5.84

Portfolio Turnover Rate                              17.99(c)      58.03         70.39         46.84          26.33         28.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     364,146       349,345       361,567       432,276        447,869       457,327

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE BY $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 5.12% TO 5.13%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                           Six Months Ended
                                        October 31, 2001(a)                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.14         12.76         14.33         14.69          14.11         13.85

Investment Operations:

Investment income--net                                 .31           .60           .63           .65            .72           .75

Net realized and unrealized
   gain (loss) on investments                          .17           .38         (1.41)         (.15)           .66           .27

Total from Investment Operations                       .48           .98          (.78)          .50           1.38          1.02

Distributions:

Dividends from investment
   income--net                                        (.31)         (.60)         (.63)         (.65)          (.72)         (.75)

Dividends from net realized gain
   on investments                                       --            --          (.16)         (.21)          (.08)         (.01)

Total Distributions                                   (.31)         (.60)         (.79)         (.86)          (.80)         (.76)

Net asset value, end of period                       13.31         13.14         12.76         14.33          14.69         14.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   3.68(c)       7.93         (5.51)         3.43           9.95          7.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.42(d)       1.49          1.45          1.42           1.42          1.43

Ratio of net investment income
   to average net assets                              4.63(d)       4.63          4.71          4.44           4.89          5.33

Portfolio Turnover Rate                              17.99(c)      58.03         70.39         46.84          26.33         28.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      50,272        47,026        52,979       112,583        119,457       109,485

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE BY $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 4.61% TO 4.63%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGTHS (CONTINUED)

                                          Six Months Ended
                                        October 31, 2001(a)                                   Year Ended April 30,
                                                                      -----------------------------------------------------------
CLASS C SHARES                                  (Unaudited)           2001           2000          1999           1998       1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.16           12.77          14.35         14.71          14.12      13.87

Investment Operations:

Investment income--net                                 .30             .57            .60           .61            .68        .72

Net realized and unrealized
   gain (loss) on investments                          .16             .39          (1.42)         (.15)           .67        .26

Total from Investment Operations                       .46             .96           (.82)          .46           1.35        .98

Distributions:

Dividends from investment
   income--net                                        (.29)           (.57)          (.60)         (.61)          (.68)      (.72)

Dividends from net realized gain
   on investments                                       --             --            (.16)         (.21)          (.08)      (.01)

Total Distributions                                   (.29)           (.57)          (.76)         (.82)          (.76)      (.73)

Net asset value, end of period                       13.33           13.16          12.77         14.35          14.71      14.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                   3.55(c)         7.63          (5.71)         3.16           9.73       7.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.66(d)         1.72           1.68          1.67           1.69       1.64

Ratio of net investment income
   to average net assets                              4.37(d)         4.36           4.52          4.11           4.55       5.01

Portfolio Turnover Rate                              17.99(c)        58.03          70.39         46.84          26.33      28.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       5,099           4,035          4,424         8,095          3,019      1.049

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS FROM 4.35% TO 4.37%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the  quoted  bid  prices  (as  obtained  by  the  Service  from  dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,085 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $20,737,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $11,183,000 of the carryover expires in fiscal 2008 and $9,554,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $4,061 during the period October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $122,110 and $16,266, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001 Class A, Class B and Class C shares were charged $453,438, $61,055 and $5,422, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $95,975 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $75,096,984 and $72,473,074, respectively.

At  October 31, 2001, accumulated net unrealized appreciation on investments was
$10,592,453,   consisting  of  $26,067,591  gross  unrealized  appreciation  and
$15,475,138 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $22,775 increase in accumulated undistributed investment income-net and a corresponding $22,775 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $27,913 and decrease net unrealized appreciation (depreciation) by $27,913. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                  For More Information

                        Dreyfus Premier Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  022SA1001